Contract Start Date     05/01/97        Duration  24 months

   Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. Each of us is responsible to provide the other three months' written notice if the Agreement will not be renewed.

   Products and Services you are approved to market:

   Products(1)      Value Added        Products         Value Added
                    Enhancement                         Enhancement
                 Required (yes/no)                   Required (yes/no)

   RS/6000              yes




   (1) When we approve you to market these Products, you are also approved to market their associated Product Services.


   If you are approved to market the following Services, you may do so without the requirement to have marketed a Machine or Program to the End User.





   Minimal Annual Attainment:
   When the following Section is completed, you agree to meet the following:

        Product                       Minimum Annual     Measurement
                                      Attainment         Period Dates
                                      Volume/Revenue

        RS/6000                       $50,000            05/01/97 - 4/30/98


   You acquire Products and Services you market from the IBM Distributors specified (personal computer Products may be acquired from any IBM approved Distributor).

   Distributor.    Name and address (if required) of Distributor.

                Pioneer Standard Electronics, Inc.
                4800 East 131st Street
                Cleveland, OH 44105

   Value Added Enhancement

   Value added enhancement description:

   See Attached Sheet For Value-Add.


   This Agreement is the complete agreement regarding this relationship, and replaces any prior oral or written communications between us. Once this Agreement is signed, 1) any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Agreement includes your acceptance of the AECI.


   Agreed to:                            Agreed to:
   Effective Management Systems, Inc.    IBM Corporation


   By:  /s/Michael R. Brennolt           By:  /s/Terry Webb
             (Authorized Signature)            (Authorized Signature)



   Name (type or                         Name (type or print):   Terry Webb
     print):   Michael R. Brennolt


   Date:  April 30, 1997                 Date:   April 30, 1997


   IBM Business Partner Address:         IBM Address:
          12000 W. Park Place            4111 NorthsideParkway
          Milwaukee, WI   53224          Atlanta, GA   30327